Commitments and contingencies	12 Months Ended
Mar. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
The Group leases office space from third and related parties, total rent expense incurred under operating leases is the following:

For the Years ended March 31,
2018	2017	2016
$25,830	$22,051	$23,690

Minimal lease payments under non-cancellable operating lease contracts are expected to be as follows:

Minimal lease payments
For the year ended March 31, 2019	$31,683
For the year ended March 31, 2020	18,728
For the year ended March 31, 2021	14,260
For the year ended March 31, 2022	10,807
For the year ended March 31, 2023	6,243
Total	$81,721

Legal proceedings
In the ordinary course of business, the Group may be party to various legal and tax proceedings, and subject to claims, certain of which relate to the developing markets and evolving fiscal and regulatory environments in which the Group operates. In the opinion of management, the Group's liability, if any, in all pending litigation, other legal proceedings or other matters will not have a material effect upon the financial condition, results of operations or liquidity of the Group.
Operating environment of the Group
Economic environment—A significant portion of the Group's business operations relate to the Central and Eastern Europe ("CEE") countries. CEE includes Poland, Romania, Bulgaria, Russia and Ukraine. CEE countries continue economic reforms and development of their legal, tax and regulatory frameworks as required by a market economy. The future stability of the CEE countries' economies is largely dependent upon these reforms and developments and the effectiveness of economic, financial and monetary measures undertaken by the governments.
16. Commitments and contingencies (Continued)
Exchange Rate—Although the Company's reporting currency is the U.S. dollar, the Group's sales are largely denominated in U.S. dollars and euros, and, to a lesser extent, in British pounds and Russian rubles, whereas the Group's expenses are largely denominated in U.S. dollars, Russian rubles, Polish zloty, British pounds and Romanian leu. As a result, currency fluctuations, and especially the appreciation of the Russian ruble relative to the U.S. dollar and the depreciation of the euro relative to U.S. dollar, affect the Company's results of operations.
During year ended March 31, 2018, USD depreciated against Euro by 13.3% and was on average 6.1% lower than during year ended March 31, 2017. British pound and Russian ruble were on average 1.7% higher and 8.1% lower, respectively, than during year ended March 31, 2017.
Taxation
The tax legislation and practice in some jurisdictions in which the Group operates is unpredictable and gives a rise to significant uncertainties. In particular, the tax, currency and customs legislation in Central and Eastern European (CEE) and Asia Pacific (APAC) jurisdictions are subject to varying interpretations and changes, which can occur frequently. Tax laws in these jurisdictions have been in force for a relatively short period of time as compared to tax laws in more developed market economies, and tax authorities are often somewhat less advanced in their interpretation of tax laws, as well as in their enforcement and tax collection methods. It is possible that tax positions that have not been challenged by tax authorities in the past may be contested. Significant developments in transfer pricing rules, introduction of controlled foreign corporation legislation and other recent changes in tax laws bring additional uncertainty to the Group's tax affairs.
As of March 31, 2018, management believes that its interpretation of the relevant legislation is appropriate and that the Group's tax positions will be sustained. However, due to the above reasons, it is at least reasonably possible that relevant governmental authorities in CEE and APAC countries may attempt to assess additional income and non-income taxes, against the Group or certain of its Subsidiaries. It is not practicable to determine the amount of unasserted claims that may manifest, if any, or the likelihood of any unfavorable outcome. Management will vigorously defend its positions if such claims are raised.
The Group's operations and financial position will continue to be affected by CEE and APAC countries' application and interpretation of existing and future legislation and tax regulations. Such possible occurrences and their effect could have a severe impact on the Group's operations and its financial position.
Accrued Warranty and Indemnification
The Group offers a basic labor warranty on its services. The basic warranty period for hardware products is typically one year from the date of acceptance of works by the customer. The Group provides currently for the estimated cost that may be incurred under its basic limited warranties at the time related revenue is recognized. Factors considered in determining appropriate accruals for product warranty obligations include the nature of services provided, historical and projected warranty claim rates, historical and projected cost-per-claim and knowledge of specific product failures that are outside of the Group's typical experience. The Group assesses the adequacy of its pre-existing warranty liabilities and adjusts the amounts as necessary based on actual experience and changes in future estimates.
16. Commitments and contingencies (Continued)
In the normal course of business, the Group is a party to a variety of agreements under which it may be obligated to indemnify the other party for certain matters. These obligations typically arise in contracts where the Group customarily agrees to hold the other party harmless against losses arising from a breach of representations or covenants for certain matters such as title to assets and intellectual property rights associated with certain arrangements. The duration of these indemnifications varies, and in certain cases, is indefinite.